                                                                     Exhibit 4.1

                                     [LOGO]
                               Max Re Capital Ltd.
       INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT 1981

CERTIFICATE NO.                                             SHARES
MR________                                                  _______

COMMON SHARES                                                  CUSIP G6052F 10 3
PAR VALUE OF SHARES U.S. $1.00 EACH                      SEE REVERSE FOR CERTAIN
                                                         ABBREVIATIONS


This is to certify that _____________________________________________________

is the registered owner of___________________________________________________

                          FULLY PAID AND NON-ASSESSABLE
      COMMON SHARES IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM OF ASSOCIATION AND THE BYE-LAWS OF THE COMPANY, TRANSFERABLE IN ACCORDANCE
                                  THEREWITH.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

[CORPORATE SEAL]

    Dated:__________

-----------------------------                                          --------------------------------
Robert J. Cooney, Chairman, President and Chief Executive Officer      N. James Tees, Secretary


                                    COUNTERSIGNED AND REGISTERED:
                                             MELLON INVESTOR SERVICE LLC
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                    BY:_________________________________________
                                                 AUTHORIZED SIGNATURE
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                               MAX RE CAPITAL LTD.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                NIF GIFT MIN ACT - ________ Custodian_________
                                                                        (Cust)               (Minor)

TEN ENT - as tenants by the entireties                                     under Uniform Gifts to Minors Act

JT TEN - as joint tenants with right                                       __________________________
           of survivorship and not as                                                  (State)
           tenants in common

     Additional abbreviations may also be used though not in the above list


For value received, __________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
------------------------------

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Please print or typewrite name and address including postal zip code of assignee

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__________________________________________________________________________shares represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said shares on the books of the books of the within-named Corporation with full power of substitution the premises.

Dated:  ___________________                  _________________________________
                                                       Signature

In presence of:                              _________________________________
                                                       Signature

___________________________                  NOTICE: The signature(s) to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the Certificate, in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatever.